UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

June 3, 2025

Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Charlotte, North Carolina	28277-3607
(Address of Principal Executive Offices)	(Zip Code)

(844) 848-0137

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On June 3, 2025, DENTSPLY SIRONA Inc. (the “Company”) obtained the consent of the requisite lenders under its revolving credit facility, dated May 12, 2023, with JPMorgan Chase Bank, N.A., as administrative agent, to, among other things, amend certain provisions by entering into the First Amendment to Credit Agreement, dated as of June 3, 2025 (the “First Amendment to Credit Agreement”).

On June 3, 2025, the Company entered into the following agreements (collectively, the “Note Purchase Agreement Amendments”):

a.

Note Purchase Agreement Amendment No. 3, dated as of June 3, 2025, by and among the Company and the noteholders party thereto with respect to the Note Purchase Agreement, dated as of December 11, 2015, by and among the Company and the other parties thereto;

b.

Note Purchase and Guarantee Agreement Amendment No. 3, dated as of June 3, 2025, by and among the Company, Sirona Dental Services GmbH and the noteholders party thereto with respect to the Note Purchase Agreement and Guarantee Agreement, dated as of October 27, 2016, by and among the Company, Sirona Dental Services GmbH and the other parties thereto; and

c.

Note Purchase Agreement Amendment No. 3, dated as of June 3, 2025, by and among the Company and the noteholders party thereto with respect to the Note Purchase Agreement, dated as of June 24, 2019, by and among the Company and the other parties thereto.

Pursuant to (a) the Note Purchase Agreement Amendments, the Company and the applicable noteholders have agreed, among other things, and (b) the First Amendment to Credit Agreement, the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., have agreed, among other things, to: (i) establish a financial covenant requiring that the ratio of senior debt to capitalization shall not exceed 60%, (ii) increase the maximum allowable consolidated leverage ratio to 65%, (iii) adjust the German subsidiary debt to be treated as permitted debt under a newly designated standalone basket, and (iv) implement provisions governing interest rate adjustments in the event that the Company’s credit rating is downgraded below investment grade.

The effectiveness of the Note Purchase Agreement Amendments and of the First Amendment to Credit Agreement is subject to the satisfaction of certain conditions precedent set forth in the Note Purchase Agreement Amendments and the First Amendment to Credit Agreement, respectively.

Copies of the First Amendment to Credit Agreement and the Note Purchase Agreement Amendments are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above description of the material terms of each of the First Amendment to Credit Agreement and the Note Purchase Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Forward-Looking Statements

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. More information about potential risks and uncertainties that could affect the Company’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 8, 2025, and any updating information or other factors which may be described in the Company’s other filings with the SEC. No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. Investors should understand it is not possible to predict or identify all such factors or risks. As such, you should not consider the risks identified in the Company’s SEC filings to be a complete discussion of all potential risks or uncertainties associated with an investment in the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	First Amendment to Credit Agreement, dated as of June 3, 2025, by and among DENTSPLY SIRONA Inc, the financial institutions listed on the signature pages thereof as Lenders and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Note Purchase Agreement Amendment No. 3, dated as of June 3, 2025, by and among DENTSPLY SIRONA Inc. and each of the holders of Notes parties thereto, with respect to that certain Note Purchase Agreement, dated December 11, 2015, by and among DENTSPLY SIRONA Inc. and the other parties thereto.

4.3	Note Purchase and Guarantee Agreement Amendment No. 3, dated as of June 3, 2025, by and among DENTSPLY SIRONA Inc., Sirona Dental Services GmbH and each of the holders of Notes parties thereto, with respect to that certain Note Purchase and Guarantee Agreement, dated October 27, 2016, by and among DENTSPLY SIRONA Inc., Sirona Dental Services GmbH and the other parties thereto.

4.4	Note Purchase Agreement Amendment No. 3, dated as of June 3, 2025, by and among DENTSPLY SIRONA Inc. and each of the holders of Notes parties thereto, with respect to that certain Note Purchase Agreement, dated June 24, 2019, by and among DENTSPLY SIRONA Inc. and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA, INC.

Date: June 4, 2025	By:	/s/ Richard C. Rosenzweig
	Name:	Richard C. Rosenzweig
	Title:	Executive Vice President, Corporate Development, General Counsel and Secretary